Exhibit 99.2


         LOAN ASSUMPTION, FIRST MODIFICATION AND RATIFICATION AGREEMENT

      THIS LOAN ASSUMPTION, FIRST MODIFICATION AND RATIFICATION AGREEMENT (this "Agreement"), is made as of November 28, 2001, by and among Lexington Corporate Properties Trust ("Lexington"), Lepercq Corporate Income Fund L.P., and Lepercq Corporate Income Fund II L.P., jointly and severally (collectively, the "Existing Borrowers") and Net 3 Acquisition L.P. ("New Borrower") in favor of FLEET NATIONAL BANK (together with its successors and assigns ("Lender").

                              W I T N E S S E T H:

         WHEREAS,  as of March 30,  2001,  Lender  extended  a loan to  Existing
Borrowers in the original principal amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000.00) (the "Loan") pursuant to that certain Unsecured Revolving Credit Agreement dated as of March 30, 2001 between Existing Borrowers and Lender (as the same has been amended and modified, the "Loan Agreement");

         WHEREAS, the Loan is evidenced by that certain Unsecured Revolving Credit Note, dated as of March 30, 2001, made by Existing Borrowers in favor of Lender (the "Note");

         WHEREAS, with Lender's consent, Existing Borrowers wish to add the New Borrower as a party to the Loan Documents and increase the maximum amount of the Loan from $35,000,000 to $60,000,000;

         WHEREAS, Lender is willing to do so provided New Borrower assumes, on a joint and several basis, all of the obligations of Existing Borrowers under the Loan Documents as modified hereby; and

         WHEREAS, subject to the assumption and ratification by New Borrower of Existing Borrowers' obligations under the Loan Documents, as hereinafter set forth, Lender is willing to approve the assumption by New Borrower of the Loan Documents as modified hereby.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. Assignment and Assumption of Loan. New Borrower hereby assumes and agrees, for the benefit of Lender and its successors and assigns, to be bound by, observe and perform, all past (to the extent unsatisfied), present and future liabilities, terms, provisions, covenants and obligations of Existing Borrowers under the Loan Documents, and New Borrower agrees that it will be bound by all of such terms and provisions, promptly pay all such liabilities and promptly observe and perform all such covenants and obligations, with the same force and effect as if New Borrower had originally executed and delivered the Loan Documents in addition to Existing Borrowers. Reference in any Loan Document to Borrowers therefore, henceforth shall be deemed to include New Borrower.

         2. Agreements of New Borrower and Existing Borrowers. Each of the Existing Borrowers and New Borrower hereby acknowledges and agrees that:

         (a) all of the terms, provisions, covenants, representations, warranties, conditions and stipulations contained in the Loan Documents, and all of New Borrower's obligations under the Loan Documents, as assumed hereunder, are hereby ratified and confirmed in all respects, and shall continue to apply with full force and effect from and after the date hereof;

         (b) all of the representations and warranties made by Existing Borrowers under the Loan Documents shall be deemed to be remade by New Borrower as of the date hereof with respect to all matters specified therein as modified and amended by this Agreement fully as if set forth herein, all of which are true and correct as of the date hereof;

         (c) as of the date hereof, the obligations of New Borrower under the Loan Documents, as assumed hereunder, are not subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender or compromise;

         (d) as of the date hereof, there are no offsets, defenses or counterclaims to the obligations of the Borrowers under the Loan Documents;

         (e) as of the date hereof, no default or Event of Default (such term and all other capitalized terms used but not otherwise defined herein shall have the meanings provided therefor in the Loan Agreement) and no event which, with the giving of notice, the passage of time, or both, would constitute a default or Event of Default, has occurred and is continuing under any of the Loan Agreement; and

         (f) the terms of this Agreement shall not be deemed an agreement by Lender to accept additional amendments to the Loan Documents, to waive any defaults or to waive any of its rights under the Loan Documents.

         3.   Modification   of  Note,   Loan  Agreement  and  Loan   Documents.
              -----------------------------------------------------------------

              (a) Amendment to Note: New Borrower is hereby added as a joint and several Borrower under the Note.

              (b)  Amendments  to the  Loan  Agreement  and the  remaining  Loan
Documents:

              1. The definition of "Revolving Credit Commitment" set forth in Exhibit A of the Loan Agreement is hereby deleted and replaced by the following:

         "Revolving Credit Commitment" means $60,000,000 of Borrowings.

              2. Exhibits F, G, H and K and Schedule 1 of the Loan Agreement are hereby deleted and replaced by Exhibits F, G, H and K and Schedule 1 attached hereto.

     4. Conditions Precedent. Notwithstanding any provision to the contrary in this Agreement, the effectiveness of the respective consents, releases and directives granted or expressed by Lender within this Agreement shall be subject to the fulfillment, on or prior to December 1, 2001, of the following conditions to the satisfaction of Lender:

         (a) Lender shall have received a fully executed counterpart of this Agreement;

         (b) Lender shall have received a reaffirmation of guaranty from each Guarantor of the Loan;

         (c) Lender shall have received a Certificate from the New Borrower, in the form of Exhibit B attached hereto and made a part hereof;

         (d) Lender shall have received the limited partnership agreement ("LP Agreement") of the New Borrower, which LP Agreement must be acceptable to Lender and Lender's counsel in their sole discretion.

         (e) Lender shall have received a commitment fee in the amount of $________.

         (f) no default or Event of Default shall exist under any of the Loan Documents;

         (g) all fees and expenses of Lender, including, without limitation, all reasonable attorneys' fees and expenses, in connection with this Agreement and the transactions contemplated hereby shall have been paid in full.

     5. Same Indebtedness; Priority of Liens Not Affected. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents.

     6. Satisfaction of Conditions Precedent. The delivery of a fully executed original counterpart of this Agreement by Lender to New Borrower shall constitute conclusive evidence that all conditions precedent to the effectiveness of this Agreement and the consents and releases set forth herein have been completed to the satisfaction of Lender or waived by Lender.

     7. General Provisions.
        ------------------

         (a) Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term "Loan Documents," as such term may be used therein, shall be deemed to include this Agreement and the modifications contained herein.

         (b) Rights Cumulative. Lender's rights under this Agreement shall be in addition to all of the rights of Lender under the Note and the other Loan Documents.

         (c) Methods of Enforcement. This Agreement is subject to enforcement by Lender at law or in equity, including, without limitation, actions for damages or specific performance.

         (d) Costs of Enforcement. In the event that Lender shall retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, New Borrower agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by Lender as a result thereof.

         (e) Further Assurances. Each of the Existing Borrowers and New Borrower agree to execute and deliver all such documents and instruments, and do all such other acts and things, as may be reasonably required by Lender in the future to perfect, assure, confirm or effectuate the assumption by New Borrower and the modification of the Loan contemplated by and set forth in this Agreement.

         (f) Reliance. Lender would not have consented to the transactions specified herein without New Borrower and Existing Borrowers entering into this Agreement. Accordingly, New Borrower and Existing Borrowers intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, Lender has consented to the modification of the Loan and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.

         (g) Release. Existing Borrowers and New Borrower by execution of this Agreement, hereby declare that as of this date they have no claim, set-off, counterclaim, defense, or other cause of action against Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind, including without limitation any claim for exemplary or punitive damages arising out of any transaction between Existing Borrowers, New Borrower and Lender in connection with the Loan, the Note or any of the other Loan Documents, any security therefor or this Agreement, or any document mentioned herein. Further, to the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown which exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by Existing Borrowers and New Borrower.

         (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         (i) Applicable Law. The validity and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law) applicable to contracts to be performed in that state.

         (j) Modifications, Severability. There are and were no oral or written representations, warranties, understandings, stipulations, agreements, or promises made by either party, or by any agent, employee, or other representative of either party, pertaining to the subject matter of this Agreement which have not been incorporated into this Agreement. This Agreement shall not be modified, changed, terminated, amended, superseded, waived, or extended except by a written instrument executed by the parties hereto. If any term, covenant, or condition of this Agreement is held to be invalid, illegal, or unenforceable as to a particular person, entity, or situation, this Agreement shall, at the option of Lender, be construed and enforced without such provision, but will be otherwise enforced to the fullest extent permitted by law as to such person, entity, or situation, and this Agreement will also be enforced to the fullest extent permitted by law as to any other person, entity, or situation. Except as specifically modified by the terms of this Agreement, the Note, and all of the remaining Loan Documents shall not be affected by this Agreement and each shall remain in full force and effect. This Agreement does not constitute the extinguishment of the debt evidenced by the Note before modification. Nothing herein contained shall be construed to limit or impair any rights or powers that Lender now enjoys or may hereafter enjoy under the Loan Documents for recovery of the indebtedness secured thereby.

         (k) Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns to the extent so provided in the Loan Documents.

         (l) Legal Representation. Existing Borrowers and New Borrower have been advised to retain legal counsel with respect to entering into this Agreement. Existing Borrowers and New Borrower represent to Lender that they have not relied on Lender or Lender's counsel in executing this Agreement and that Existing Borrowers and New Borrower have sought and received such legal counsel as it has deemed necessary.

         (m) No Partnership. Nothing contained in this Agreement or any of the other Loan Documents shall be construed as creating a joint venture or partnership between Existing Borrowers, New Borrower and Lender and Lender shall have no right of control or supervision except as it may exercise under the rights and remedies provided in the Loan Documents. Lender, Existing Borrowers or New Borrower intend that the relationship between them shall be solely that of creditor and debtor. Lender in no way shall be responsible or liable for the debts, losses, obligations or duties of the Existing Borrowers or New Borrower with respect to any property securing the Loan or otherwise. Existing Borrowers or New Borrower, at all times, consistent with the terms and provisions of this

Agreement and other Loan Documents, shall be free to determine and follow its own policies and practices in the conduct of its business on the property securing the Loan.

         (n) Warranties and Representations. Existing Borrowers and New Borrower hereby each warrant and represent to the Lender that:

              (i) the execution and delivery by New Borrower of this Agreement and the performance thereunder by New Borrower has not and will not result in a breach of, or constitute a default under, any mortgage, lease, bank loan, credit arrangement, or other instrument or agreement to which New Borrower is a party or by which New Borrower or the property securing the Loan may be bound or affected;

              (ii) all covenants and representations made by the Existing Borrowers and New Borrower in the Loan Documents and all recitals and representations made in this Agreement and other Loan Documents evidencing or securing this Agreement are true and accurate as of the date hereof;

              (iii) except as has been previously disclosed to Lender in writing by Existing Borrowers or New Borrower there exists no action, suit, proceeding or investigation at law or in equity before any court, public board or body pending or threatened against or affecting Existing Borrowers or New Borrower or the property securing the Loan wherein a unfavorable decision, ruling or finding would materially adversely affect the business, operations, properties or financial condition of Existing Borrowers or New Borrower or any property securing the Loan;

              (iv) since the date of the Loan, there has been no material adverse change in the condition, financial or otherwise, of any Existing Borrower or New Borrower except as has been disclosed to Lender in writing; each Existing Borrower or New Borrower has filed all tax returns which are required by federal or state law to be filed and has paid all of the applicable taxes that have become due; no material adverse change has occurred in connection with any property securing the Loan, except as has been disclosed to Lender by the Existing Borrowers or New Borrower; no Existing Borrower or New Borrower is or has been involved as a debtor in any bankruptcy, reorganization or insolvency proceeding, or in any proceeding seeking the appointment of a receiver, conservator, liquidating agent or similar person for all or a substantial portion of the property owned by any Existing Borrower or New Borrower and no Existing Borrower or New Borrower has made an assignment for the benefit of creditors or taken any other similar action for the protection or benefit of creditors. As used herein, the term "material adverse change" shall mean a severe financial reversal which could be reasonably expected to create the possibility that any Existing Borrower or New Borrower would become insolvent within a period of two (2) years from the date hereof; and

              (v) all financial statements delivered to the Lender were true and accurate as of the date of delivery to Lender.

         (o) Headings. Headings are for convenience and reference only and in no way define or limit the content of any provisions herein.



    [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                             LENDER:
                             ------

                             FLEET NATIONAL BANK

                              By: /s/ James B. McLaughlin
                                  -------------------------------------------
                                   Name:  James B. McLaughlin
                                   Title: Director

                             EXISTING BORROWERS:
                             ------------------

                             LEXINGTON CORPORATE PROPERTIES TRUST

                             By:  /s/ Patrick Carroll
                                  -------------------------------------------
                                       Patrick Carroll
                                       Its: Chief Financial Officer

                             LEPERCQ CORPORATE INCOME FUND L.P.

                             BY:  LEX GP-1, Inc. its general partner

                             By:  /s/ Patrick Carroll
                                  -------------------------------------------
                                        Patrick Carroll
                                        Its: Vice President

                             LEPERCQ CORPORATE INCOME FUND II L.P.

                             BY: LEX GP-1, Inc., its general PARTNER

                               By:  /s/ Patrick Carroll
                                    -----------------------------------------
                                    Patrick Carroll
                                    Its: Vice President

                              NEW BORROWER:
                              ------------

                              NET 3 ACQUISITION, L.P.

                              BY:   Lepercq Corporate Income
                                    Fund, L.P., its general partner

                                    By:  Lex GP-1, Inc. its general partner

                                      By:/s/ Patrick Carroll
                                         ------------------------------------
                                         Patrick Carroll
                                         Its: Vice President

                                    EXHIBIT A
                                    ---------

                               FORM OF CERTIFICATE
                               -------------------


[The following certificate should be delivered by the New Borrower]

For the purposes of this Certificate, the "Entity" shall mean NET 3 ACQUISITION, L.P. a Delaware limited partnership. All capitalized terms used but not otherwise defined herein shall have the meanings provided therefor in the Agreement (as hereinafter defined).

The undersigned, being the _______________ of the Entity, does hereby certify on behalf of the Entity pursuant to Section 7(d) of that certain Loan Assumption, First Modification and Ratification Agreement (the "Agreement"), dated as of November __, 2001, by and among Lexington Corporate Properties Trust ("Lexington"), Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P., jointly and severally (collectively, the Existing Borrowers" and individually, a "Borrower") acting by and through Lexington ("Borrowers' Agent") and NET 3 ACQUISITION LP ("New Borrower"), in favor of FLEET NATIONAL BANK, a national banking association (together with its successors and assigns, "Lender") that:

         1. The Entity is a limited partnership validly existing, duly organized and in good standing under the laws of the State of [] and has full power and authority to enter into the Agreement, perform its obligations under the Agreement, consummate the transactions contemplated by the Agreement on its part to be consummated, own its property and conduct its business as currently conducted by it.

         2. The Agreement has been duly authorized, executed and delivered by the Entity in the capacity indicated by the Agreement and is a valid and binding obligation of the Entity that is enforceable against the Entity in accordance with its terms.

         3. None of the execution and delivery of the Agreement by the Entity, the performance by the Entity of its obligations under the Agreement or the consummation by the Entity of the transactions contemplated by the Agreement on the part of the Entity to be consummated conflicts or will conflict with or constitutes or will constitute a breach or results or will result in a violation of (a) the governing documents by which the Entity was formed or by which it operates, (b) any federal or state constitutional or statutory or regulatory provision, (c) any agreement or other instrument or contractual obligation to which the Entity is a party or by which it or its property is bound, or (d) any current order, rule, regulation, decree or ordinance of any court, government or governmental authority having jurisdiction over the Entity.

         4. The Entity has obtained all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required to be obtained by the Entity under federal, state or local law as a condition precedent to its execution of the Agreement, the performance of its obligations under the Agreement and the consummation by the Entity of the transactions contemplated by the Agreement on the part of the Entity to be consummated.

         5. The Entity is not in default in the payment of the principal of or interest on any of its indebtedness for borrowed money or under any instrument under or subject to which any indebtedness has been incurred, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an event of default under any such instrument.

         6. There is no litigation at law or in equity or any proceeding before any governmental agency pending or, to our knowledge, threatened against the Entity or to which the Entity is a party, in which any liability of the Entity is not adequately covered by insurance or in which any judgment or order would have a material adverse effect upon (i) the business (financial or otherwise) or assets of the Entity, (ii) the existence or authority of the Entity to do business, or (iii) the validity of the Agreement or the performance by the Entity of its obligations under or pursuant to the Agreement or the consummation of the transactions contemplated by the Agreement on its part to be consummated.

         7. Attached hereto are true and accurate copies of the documents under which the Entity was formed, evidence of its subsistence and good standing in the jurisdiction of its formation and evidence of its qualification to do business in the state where it is necessary to qualify in order to conduct its business.

         8. Either Existing Borrowers or New Borrower has obtained any necessary consents in respect of the assignment of any contract, lease, permit, consent, certificate, license or other agreement from Existing Borrowers to New Borrower.

         9. Attached hereto as Annex A is a current Secretary's incumbency certificate as to the general partner of the Entity.

         10. None of the materials provided to Lender by the Entity in connection with the transactions contemplated by the Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading.

         11. New Borrower has not and will not pledge or assign any interest in New Borrower.

        IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed this ___ day of November __, 2001.

                                      [ENTITY]

                                      By:____________________________________
                                      Name:__________________________________